Exhibit 10.1

December 27, 2012

Seaspan Corporation

Unit 2, 7th Floor Bupa Centre

141 Connaught Road West

Hong Kong, China

Attention: Chief Financial Officer

Re: Washington Family Agreement to Participate in Dividend Reinvestment Plan

Gentlemen:

Reference is made to the Amended and Restated Shareholders Rights Agreement dated April 19, 2011, as amended by Amendment No. 1 dated January 27, 2012 and Amendment No. 2 to be dated on or about the date hereof (collectively, the “Rights Agreement”), between Seaspan Corporation (the “Corporation”) and American Stock Transfer & Trust Company, LLC, as Rights Agent. Capitalized terms used but not defined in this letter agreement shall have the meanings assigned to such terms in the Rights Agreement.

The Corporation and the Washington Family have discussed the proposed amendments set forth in Amendment No. 2 to the Rights Agreement (“Amendment No. 2”). To induce the Corporation to enter into Amendment No. 2, each of the undersigned members of the Washington Family agrees and covenants that, to the extent that he or it Beneficially Owns, as of the date hereof or hereafter, Common Shares or Series A shares (collectively, “Shares”), he or it will fully participate in the Corporation’s Dividend Reinvestment Plan (the “DRIP”) with respect to any and all cash dividends paid on such Shares through and for the quarter ending March 31, 2015.

The undersigned members of the Washington Family (a) represent and warrant to the Corporation that no other member of the Washington Family Beneficially Owns Shares as of the date hereof and (b) agree that they will not transfer any Shares to any other member of the Washington Family or permit any other member of the Washington Family to acquire Beneficial Ownership of any Shares, in each case without first causing such other member of the Washington Family to agree to the terms of this letter agreement for the benefit of the Corporation.

It is understood and agreed that money damages would not be a sufficient remedy for any breach of this letter agreement by any of the members of the Washington Family and that the Corporation shall be entitled to equitable relief, including, without limitation, injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this letter agreement, but shall be in addition to all other remedies available at law or in equity.

This letter agreement (a) sets forth the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, (b) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, (c) shall be interpreted, enforced and governed by and under the laws of British Columbia, and any disputes shall be arbitrated or litigated in Vancouver, British

Columbia, (d) shall not be modified or amended except by a written instrument signed by the parties hereto and (e) shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

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DEEP WATER HOLDINGS, LLC

By:	/s/ Lawrence R. Simkins
Lawrence R. Simkins, Manager

THE ROY DENNIS WASHINGTON REVOCABLE LIVING TRUST CREATED UNDER AGREEMENT DATED NOVEMBER 16, 1987, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATION AND RESTATEMENTS

By:	/s/ Dennis R. Washington
Dennis R. Washington, Trustee

DENNIS R. WASHINGTON

/s/ Dennis R. Washington
Dennis R. Washington

KYLE ROY WASHINGTON

/s/ Kyle Roy Washington
Kyle Roy Washington

KEVIN LEE WASHINGTON

/s/ Kevin Lee Washington
Kevin Lee Washington

THE KYLE ROY WASHINGTON 1999 TRUST II

By:	/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

THE KEVIN LEE WASHINGTON 1999 TRUST II

By:	/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

KYLE ROY WASHINGTON 2005 IRREVOCABLE TRUST CREATED UNDER AGREEMENT DATED JULY 15, 2005, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATIONS AND RESTATEMENTS

By:	/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

COPPER LION, INC.

By:	/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc.

ACKNOWLEDGED AND AGREED as of the date first written above:

SEASPAN CORPORATION

By:	/s/ Sai W. Chu
Sai W. Chu, Chief Financial Officer